Exhibit 99.1

January 202 1

CAHC

Illustrative Term Sheet

Issuer:	CA Healthcare Acquisition Corp.
Offering Price:	$10.00/unit
Offering Amount:	$115,000,000
Number of Units:	11,500,000 Units
Unit Composition:	1.0 share of Class A common stock; 0.5 redeemable warrant to purchase one share of Class A common stock
Private Placement:	4,050,000 in private placement warrants at $1.00 per warrant $11.50 exercise price per full share
Trust Proceeds:	An amount equal to 100% of the gross proceeds from the public offering held in trust ($10.00 per unit)
Warrants:	- $11.50 exercise price per full share - If additional shares are issued at a price of less than $9.20 / share, the gross proceeds from such issuances represent more than 60% of total equity proceeds, and the volume weighted average price during the 20-trading day period is below $9.20 / share, the exercise price will be adjusted to 115% of the greater of Market Value or the Newly Issued Price, and the $18.00 / share redemption trigger price will be equal to 180% of the greater of Market Value and the Newly Issued Price - Expire after 5 years from closing of the initial business combination - Exercisable later of 30 days after the completion of our initial business combination or 12 months from closing of initial public offering - Redeemable at the option of the Company at a price of $0.01 per warrant when sale price of common stock equals or exceeds $18.00 for 20 trading days within 30-trading day period
Management Promote:	20% (2,875,000 shares of Class B common stock)
Timeframe:	24 months
Conversion Rights:	At a stockholders' meeting called to approve an initial business combination or in a tender offer that will take place prior to a business combination, any public stockholder will be entitled to demand the stockholder's common stock be converted into $10.00 plus any pro rata interest earned on the trust net of interest earned that may be released to us to pay our franchise and income tax obligations (less up to $100,000 interest to pay dissolution expenses)

2 CONFIDENTIAL CA HEALTHCARE ACQUISITION CORP.

CAHC

Speakers

Larry Neiterman – Chairman and CEO of CAHC



- 38 years of experience with Deloitte
- Most recently served as the Chief Operating Officer (COO) of Deloitte Global Consulting (an $18 Billion annual revenue company with 100k consultants)
- COO and CFO of Deloitte's U.S. consulting practice where his responsibilities included oversight for overall consulting operational and financial performance
- Focuses throughout career include strategic planning, mergers and merger integration, and operations consulting
- Served as Head of Deloitte's Life Sciences & Health Care practice for 10 years, leading the practice to the number one position in the market
- Completed more than 20 acquisitions and 3 global ventures with Deloitte Consulting
- Named among the top 25 consultants by consulting magazine in 2018
- BA in Economics and Organizational Behavior from Brown University, and an MBA in Finance and Strategic Planning from the Tuck School of Business

Deloitte.

Tom Cibotti – Managing Partner of Covington Associates



- Managing Partner and founding member of Covington Associates upon his joining in 1993
- With over 30 years of investment banking experience, Mr. Cibotti has advised on over 200 buy-side and sell-side transactions in healthcare and healthcare IT and his career comprises >$20 billion in transaction value
- Mr. Cibotti was a key part of the Covington team involved in the $1.3 billion sale of Inverness Medical Technology to Johnson & Johnson and the $1.8 billion acquisition of Biosite, Inc
- Leads Covington's strategic direction and oversees the firm's business development efforts as well as the transaction execution teams
- Prior to Covington Associates, Mr. Cibotti was an Associate Director of Barclays de Zoete Wedd ("BZW") where he focused principally in the areas of structured acquisition finance and private placements. Before joining BZW, Mr. Cibotti was an Associate at Chase Manhattan Bank
- BS from Boston College in Finance and Economics and an MBA from NYU Stern School of Business

COVINGTON ASSOCIATES

3 CONFIDENTIAL

CA HEALTHCARE ACQUISITION CORP.

4 C O N F I D E N T I A L Management Team With Decades of Operations Experience Extensive Relationships Throughout the Healthcare Ecosystem Comprehensive Public and Private Market Transaction Execution Experience Proven Healthcare Investment Banking and Private Equity Success CAHC will invest in a high growth healthcare company positioned for long - term success in the public markets. Why CA Healthcare Acquisition Corp.? P P P P Robust Deal Sourcing Engine P

CAHC

Well-Connected Team

Jeff Barnes – President, CFO, and Director



- Nearly three decades of customer-driven experience, most recently serving as the Chief Executive Officer (CEO) of Phillips Canada
- Previously Senior Vice President and North American Commercial Leader for Phillips Healthcare where he successfully led a $6B, 1,200+ person commercial team and managed significant change in the go-to-market strategy for North America
- Former Executive Vice President of Global Commercial Operations for iCAD/XOFT
- Former Vice President for Cardiac Resuscitation Solutions at Hewlett-Packard's Healthcare Solutions Group
- Board Advisor for Luxsonic Technologies and former Board Director at Philips Medical Capital and Virtual Incubation Companies
- BA in Economics from Saint Lawrence University, and an MBA from New York University Stern School of Business

David Lang – Director



- Seasoned private equity investor, who has specialized in healthcare services, healthcare technology and software/services sectors
- 25-year tenure at TA Associates, most recently serving as Managing Director of the firm's Healthcare practice
- Served on the board of One Call Medical, TARGUSinfo, American Access Care, Alma Lasers, Intercontinental Exchange, National Imaging Associates, MQ Associates, Medsolutions/Evicore and Lawson Software
- Chairman of the Board of Lahey Hospital and Medical Clinic; Director at Connected Home Care, American Endovascular, Clearview Dermatology, among others; and an Advisor to Wavecrest Growth Partners and Schernecker Property Services
- BA in Economics from Harvard University and an MBA from Harvard Business School

David H. Klein – Director



- Corporate director and advisor with deep experience and expertise in health care delivery and payment. His directorship and advisory experiences include early, growth, mature public, private and not-for-profit companies
- Former senior executive with Lifetime Healthcare Companies (Lifetime), a $6 billion diversified healthcare company with health insurance and health care delivery operations, since 1986 and served as their CEO from 2003 through 2012
- Executive at BlueCross BlueShield and Healthcare Association and served as a director of American's Health Insurance
- Held a number of board seats at Blue Caucus, Business Council of New York State and Rochester Business Alliance, among others
- Serves as a director to numerous not-for-profit community organizations
- BS from Rensselear Polytechnic and an MBA from the University of Chicago

Afsaneh Naimollah – Director



- Spent over three decades as an investment banker and strategic advisor working collaboratively with CEOs and board of directors of technology and healthcare companies on growth and exit strategies helping create billions of dollars in shareholder value
- Has executed over 150 M&A and capital raising transactions with large and medium-size companies spanning 20 countries
- Board member of ON2 Technologies, a U.S. public company that was acquired by Google.
- Board advisor to two healthcare companies in the Silicon Valley (XEN Partners and Plug & Play Tech Center)
- BA in Economics and Philosophy from Milton College and an MBA in International Finance from the University of Wisconsin

5 CONFIDENTIAL

CA HEALTHCARE ACQUISITION CORP.

CAHC

Covington Overview

COVINGTON ASSOCIATES

CA Advisors

Exclusive Sell-Side M&A Advisors

1991 Founded	**250+** Transactions Since Inception
13 Transactions Closed in 2020	**50+** Transactions Since 2017

Select Transactions

- Alere acquired by OPTUM $600,000,000
- AllCare Plus Pharmacy acquired by IQVIA
- EntrustRx acquired by CVS
- ADS Advanced Diabetes Supply acquired by Court Square
- myStrength acquired by Livongo
- Solara Medical Supplies recapitalized by Linden

Pleasant Bay Capital Partners

Healthcare Focused Private Equity Firm

2012 Founded	**19** Investments Since Inception
70 Partner Investments Over Past 25 Years	**5** Realized Investments To Date

Select Investments

- IPM Integrated Prescription Management
- Healthmonitor network
- SoClean
- Solara Medical Supplies

CA Healthcare Acquisition Corp.

IPO Vehicle For Healthcare Companies

2021 IPO	**3** Operating Executives
$115M Trust Size	**5** Transaction Professionals

Target Sectors

Healthcare Services	Healthcare IT
Care Management	Medical Devices
Diagnostics	Pharma/Device Services
Health & Wellness	Medical Distributors
Behavioral Health	Cost Containment

6

CONFIDENTIAL

CA HEALTHCARE ACQUISITION CORP.

Sponsor Healthcare Team

CAHC's sponsor team boasts more than 300 years of combined transaction experience.



Tom Cibotti
Managing Partner
- Diagnostics & Tools
- Medical Distribution
- Healthcare Services



Ben Dunn
Managing Director
- Medical Devices
- Medical Manufacturing
- Healthcare IT



Tim McMahon
Managing Director
- Healthcare IT
- Cloud Services
- Healthcare Consulting Services



Chris Tashjian
Managing Director
- Specialty Pharma
- Pharma Services
- Cost Containment



Michael Papile
Managing Director
- Behavioral Health
- Healthcare Services
- Managed Care



Grant Grava
Managing Director
- Healthcare Services
- Population Health Management
- Digital Media Technologies



Andrew Johnson
Director
- Cost Containment
- Healthcare IT
- Medical Distribution



Perry DeFazio
Vice President
- Medical Devices
- Medical Manufacturing
- Diagnostics & Tools



James Vandervelden
Managing Partner-PBCP
- Healthcare IT
- Medical Distribution
- Healthcare Services



Scott Fisher
Managing Director-PBCP
- Pharma Services
- Healthcare IT
- Healthcare Services

7

CONFIDENTIAL

acquired by acquired by C O N F I D E N T I A L In the last decade, Covington has executed more than 170 transactions and more than 50 transactions in the last four years alone. Breadth and Depth of Healthcare Experience acquired by acquired by Dental Select recapitalized by 8 acquired by acquired by acquired by acquired by PBCP Active Investments Realized Investments acquired by A portfolio company of A portfolio company of acquired by A portfolio company of

CAHC

Robust Deal Sourcing

CA Healthcare is a group of healthcare industry and transactional professionals who are focused on investing in a growth-oriented healthcare company.

Focus Areas

- ✓ A leader in an attractive growth market in healthcare
- ✓ Established ability to grow top-line 20%+ YoY
- ✓ Enterprise values to $300 Million - $1 Billion, most of which have EBITDAs of $30M - $75M+
- ✓ Management team and infrastructure capable of operating as a public company
- ✓ Ownership interested in partnering with a value-added SPAC management team along with access to an attractive and flexible capital source

Target Sectors

- Healthcare Services
- Healthcare IT
- Care Management
- Medical Devices
- Diagnostics
- Pharma/Device Services
- Health & Wellness
- Medical Distributors
- Behavioral Health
- Cost Containment

9

CONFIDENTIAL

CA HEALTHCARE ACQUISITION CORP.

10 C O N F I D E N T I A L Management Team With Decades of Operations Experience Extensive Relationships Throughout the Healthcare Ecosystem Comprehensive Public and Private Market Transaction Execution Experience Proven Healthcare Investment Banking and Private Equity Success CAHC will invest in a high growth healthcare company positioned for long - term success in the public markets. Why CA Healthcare Acquisition Corp.? P P P P Robust Deal Sourcing Engine P